UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E

Austin, TX

(address of principal executive offices)

78759

(zip code)

866-432-6736

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO WT	New York Stock Exchange

Item 7.01Regulation FD Disclosure.

On May 27, 2021, E2open Parent Holdings, Inc. (the “Company” or “E2open”) issued a press release announcing that it had entered into a definitive agreement pursuant to which it will acquire BluJay Solutions (“BluJay”). The full text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

The Company is also furnishing as Exhibit 99.2 and incorporating by reference into this Item 7.01 in its entirety a copy of an investor presentation to be presented by the Company to current and potential investors at meetings relating to the BluJay acquisition.

In accordance with the General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibits is deemed to be furnished and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01Other Events.

The text of various communications made by the Company to its employees, customers, partners and prospects regarding the acquisition along with the conference call script for a call held by Company’s management on May 27, 2021 are furnished as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.12, respectively, and incorporated herein by reference. The text of various communications made by BluJay to its employees and customers regarding the acquisition are furnished as Exhibits 99.7, 99.8, 99.9, 99.10 and 99.11, respectively, and incorporated herein by reference. The information furnished herein shall not be deemed to be “soliciting material” or “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information

In connection with the proposed acquisition, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement, and after the preliminary proxy is declared effective, the Company will mail a definitive proxy statement relating to the proposed acquisition to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed acquisition and is not intended to form the basis of any investment decision or any other decision in respect of the acquisition. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed acquisition, as these materials will contain important information about BluJay and the acquisition. When available, the definitive proxy statement and other relevant materials for the proposed acquisition will be mailed to shareholders of E2open as of a record date to be established for voting on the proposed acquisition. Shareholders are able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in its Annual Report on Form 10-K for the fiscal year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to the Company, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed acquisition when available.

BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed acquisition. A list of the names of such directors and executive officers and information regarding their interests in the proposed acquisition will be included in the preliminary proxy statement for the proposed acquisition.

No Offer or Solicitation

The materials incorporated herein are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Safe Harbor Statement

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Exchange Act and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the SEC, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this Form 8-K. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number		Description

99.1	—	E2open’s Press release dated May 27, 2021
99.2	—	Presentation by the Company to potential PIPE investors
99.3	—	E2open’s presentation to employees regarding potential BluJay acquisition
99.4	—	E2open’s communication to customers regarding potential BluJay acquisition
99.5	—	E2open’s communication to partners regarding potential BluJay acquisition
99.6	—	E2open’s communication to prospects regarding potential BluJay acquisition
99.7	—	BluJay’s presentation to employees regarding potential acquisition
99.8	—	BluJay’s communication to employees regarding potential acquisition
99.9	—	BluJay’s communication to customers regarding potential acquisition
99.10	—	BluJay’s frequently asked questions for employees regarding potential acquisition
99.11	—	BluJay’s frequently asked questions for customers regarding potential acquisition
99.12	—	Conference call script of May 27, 2021 of the management of the Company
104	—	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: May 27, 2021	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel

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